
OAKWOOD MORTGAGE INVESTORS, INC. 1997-A                       REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                          POOL REPORT # 4
REMITTANCE REPORT
REPORTING MONTH:                                   May, 1997                                                             Page 1 of 6

                         Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------
Beginning                                                                     Ending            Scheduled
Principal        Scheduled      Prepaid        Liquidated     Contracts       Principal         Gross           Servicing
Balance          Principal      Principal      Principal      Repurchased     Balance           Interest        Fee
-----------------------------------------------------------------------------------------------------------------------------

181,109,234.90   (272,576.44)   (603,575.42)   (125,241.70)   0.00            180,107,841.34    1,593,298.36    150,924.36
=============================================================================================================================



Scheduled                                      Amount
Pass Thru        Liquidation     Reserve       Available for    Limited       Total
Interest         Proceeds        Fund Draw     Distribution     Guarantee     Distribution
-------------------------------------------------------------------------------------------
1,442,374.00     97,166.28       0.00          2,566,616.50     0.00          2,566,616.50
===========================================================================================



   Class A-6                                            Balance
Liquidity Account                                       Before
   Beginning                               Investment   Current         Reserve     Reserve        Balance After
    Balance        Deposits    Distrib.    Interest     Distribution    Fund Draw   Fund Deposit   Current Distribution     Excess
------------------------------------------------------------------------------------------------------------------------------------
302,870.36         0.00        -1,201.23   1,236.22     302,905.35      0.00        0.00           302,905.35               1,236.22
====================================================================================================================================

    Class B-1                                           Balance
Liquidity Account                                       Before
    Beginning                              Investment   Current         Reserve     Reserve        Balance After
     Balance       Deposits    Distrib.    Interest     Distribution    Fund Draw   Fund Deposit   Current Distribution     Excess
------------------------------------------------------------------------------------------------------------------------------------
328,843.49         0.00        -1,304.24   1,342.23     328,881.48      0.00        0.00           328,881.48               1,342.23
====================================================================================================================================




Reserve Fund Required Balance
----------------------------------------
Before Current            After Current
Distribution              Distribution
----------------------------------------
301,669.13                301,669.13
========================================

Reserve Fund Required Balance
----------------------------------------
Before Current            After Current
Distribution              Distribution
----------------------------------------
327,539.25                327,539.25
========================================




                              Certificate Account
---------------------------------------------------------------------------------------------

 Beginning               Deposits                                 Investment      Ending
  Balance        Principal        Interest     Distributions       Interest       Balance
---------------------------------------------------------------------------------------------

897,536.98     1,026,140.91    1,555,399.54    (2,650,687.64)     2,875.13       831,264.92
=============================================================================================


          P&I Advances at Distribution Date
---------------------------------------------------------

Beginning       Recovered        Current        Ending
 Balance        Advances        Advances       Balance
---------------------------------------------------------


454,686.75     425,597.33      611,658.88    640,748.30
=========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                                       May, 1997


Class B Crossover Test                                                 Test Met?
-------------------------------------------------------------         ----------

(a) Remittance date on or after September 2001                                 Y

(b) Average 60 day Delinquency rate   <=     5%                          #DIV/0!

(c) Average 30 day Delinquency rate   <=     7%                          #DIV/0!

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

     Sep 2001- Feb 2003                      7%                                N
     March 2003-Feb 2004                     8%                                N
     March 2004 and thereafter               9%                                N



(e) Current realized loss ratio       <=      2.75%                            Y

(f) Does Class B Percentage equal or
     exceed                                  25.376%
     of stated scheduled pool balance

                      Beginning B-1 balance               17,586,000.00
                      Beginning B-2 balance                9,255,770.00
                                                          ------------

                                                          26,841,770.00
                      Divided by beginning pool
                      balance                            181,109,234.90
                                                         --------------
                                                                14.821%        N
                                                         ==============




REPORT DATE:  June 6, 1997
POOL REPORT # 4

Average 60 day delinquency ratio:

                                  Over 60s      Pool Balance          %
                              --------------------------------------------

Current Mo                      1,638,488.18     180,107,841.34      0.91%
1st Preceding Mo                        0.00       1,055,661.92      0.00%
2nd Preceding Mo                        0.00               0.00    #DIV/0!
                                                     Divided by        3
                                                                   --------
                                                                    #DIV/0!
                                                                   ========
Average 30 day delinquency ratio:

                                  Over 30s       Pool Balance        %
                              --------------------------------------------

Current Mo                     3,821,871.40     180,107,841.34      2.12%
1st Preceding Mo                       0.00       2,778,287.60      0.00%
2nd Preceding Mo                       0.00               0.00     #DIV/0!
                                                    Divided by         3
                                                                  --------
                                                                   #DIV/0!
                                                                  ========
Cumulative loss ratio:

                Cumulative losses                    30,638.36
                                               ---------------
Divided by Initial Certificate Principal        185,107,770.00     0.017%
                                                                  =======

Current realized loss ratio:
                              Liquidation            Pool
                                       Losses       Balance
                              ---------------------------------------------

Current Mo                         28,075.42    180,107,841.34
1st Preceding Mo                        0.00          2,562.94
2nd Preceding Mo                        0.00              0.00
                                                                   0.187%
                                                                  =======


OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                      REPORT DATE:  June 6, 1997
REMITTANCE REPORT                                                                                         POOL REPORT # 4
REPORTING MONTH:              May, 1997


                                                  Delinquency Analysis

                                            31 to 59 days        60 to 89 days    90 days and Over       Total Delinq.
                No. of     Principal            Principal            Principal         Principal              Principal
                Loans       Balance        #     Balance       #      Balance     #      Balance        #      Balance
                ---------------------------------------------------------------------------------------------------------
Excluding Repos  5,227   179,462,303.37   67   2,142,846.95    21   634,239.31    10    399,247.17     98   3,176,333.43

          Repos     22       645,537.97    2      40,536.27     6   220,525.21    14    384,476.49     22     645,537.97
                ---------------------------------------------------------------------------------------------------------

          Total  5,249   180,107,841.34   69   2,183,383.22    27   854,764.52    24    783,723.66    120   3,821,871.40
                =========================================================================================================


                                                                                                     2.3%          2.12%
                                                                                                     ====================


                               Repossession Analysis
 Active Repos              Reversal          Current Month
 Outstanding             (Redemption)           Repos           Cumulative Repos
      Principal           Principal            Principal              Principal
#      Balance       #     Balance        #     Balance         #      Balance
--------------------------------------------------------------------------------
22    645,537.97     0      0.00         10    340,312.22      29     793,788.89

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:              May, 1997

REPOSSESSION LIQUIDATION REPORT



                          Liquidated                                                      Net
Account      Customer      Principal     Sales       Insur.      Total  Repossession  Liquidation
 Number        Name         Balance     Proceeds    Refunds    Proceeds   Expenses     Proceeds
-------------------------------------------------------------------------------------------------
103890-0   Bibee, T        18,944.05   18,500.00     687.89   19,187.89   1,055.00    18,132.89
105061-6   Ferrell, C      18,047.22   23,500.00       0.00   23,500.00   1,878.00    21,622.00
106753-7   Madrid, P       25,509.13   25,900.00     390.27   26,290.27   2,109.83    24,180.44
108339-3   Wrenn, R        23,680.30   23,900.00   1,985.69   25,885.69     717.00    25,168.69
103957-7   Ward, R         25,872.25   10,600.00       0.00   10,600.00       0.00    10,600.00
107765-0   Presley, V      13,188.75    2,000.00     166.92    2,166.92       0.00     2,166.92
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                                                                   0.00                    0.00
                          ---------------------------------------------------------------------
                          125,241.70  104,400.00   3,230.77  107,630.77   5,759.83   101,870.94
                          =====================================================================




                                                      REPORT DATE:  June 6, 1997
                                                      POOL REPORT # 4


                                                 Net                    Current
Account      Customer     Unrecov.            Pass Thru                Period Net            Cumulative
 Number        Name       Advances             Proceeds               Gain/(Loss)           Gain/(Loss)
----------------------------------------------------------------------------------------------------------
103890-0   Bibee, T          812.97            17,319.92              (1,624.13)
105061-6   Ferrell, C        708.96            20,913.04               2,865.82
106753-7   Madrid, P         860.31            23,320.13              (2,189.00)
108339-3   Wrenn, R          656.43            24,512.26                 831.96
103957-7   Ward, R         1,018.62             9,581.38             (16,290.87)
107765-0   Presley, V        647.37             1,519.55             (11,669.20)
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                                                    0.00                   0.00
                          -------------------------------------------------------
                           4,704.66            97,166.28             (28,075.42)            (30,638.36)
                          ===============================================================================




OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:              May, 1997

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                 Original         Beginning          Beginning      Current       Current        Ending
           Cert.                Certificate      Certificate         Carryover     Principal     Principal     Carryover
           Class                 Balances          Balances          Principal       Due           Paid        Principal
--------------------------------------------------------------------------------------------------------------------------
A-1                             36,152,000.00    32,153,464.90           0.00   1,001,393.56   1,001,393.56      0.00
A-1 Outstanding Writedown                                 0.00                          0.00

A-2                             32,798,000.00    32,798,000.00           0.00           0.00           0.00      0.00
A-2 Outstanding Writedown                                 0.00                          0.00

A-3                             23,683,000.00    23,683,000.00           0.00           0.00           0.00      0.00
A-3 Outstanding Writedown                                 0.00                          0.00

A-4                             11,771,000.00    11,771,000.00           0.00           0.00           0.00      0.00
A-4 Outstanding Writedown                                 0.00                          0.00

A-5                             37,665,000.00    37,665,000.00           0.00           0.00           0.00     0.00
A-5 Outstanding Writedown                                 0.00                          0.00

A-6                             16,197,000.00    16,197,000.00           0.00           0.00           0.00      0.00
A-6 Outstanding Writedown                                 0.00                          0.00

B-1                             17,586,000.00    17,586,000.00           0.00           0.00           0.00      0.00
B-1 Outstanding Writedown                                 0.00                          0.00

B-2                              9,255,770.00     9,255,770.00           0.00           0.00           0.00      0.00
B-2 Outstanding Writedown                                 0.00                          0.00

                               ----------------------------------------------------------------------------------------
                               185,107,770.00   181,109,234.90           0.00   1,001,393.56   1,001,393.56      0.00
                               ========================================================================================



                                                      REPORT DATE:  June 6, 1997
                                                      POOL REPORT # 4

                                                      Page 5 of 6

                                               Ending                                Principal Paid
           Cert.                Writedown   Certificate             Pool               Per $1,000
           Class                 Amounts      Balances             Factor             Denomination
---------------------------------------------------------------------------------------------------
A-1                               0.00     31,152,071.34           86.16970%              27.70
A-1 Outstanding Writedown         0.00              0.00                0.00               0.00

A-2                               0.00     32,798,000.00          100.00000%               0.00
A-2 Outstanding Writedown         0.00              0.00                0.00               0.00

A-3                               0.00     23,683,000.00          100.00000%               0.00
A-3 Outstanding Writedown         0.00              0.00                0.00               0.00

A-4                               0.00     11,771,000.00          100.00000%               0.00
A-4 Outstanding Writedown         0.00              0.00                0.00               0.00

A-5                               0.00     37,665,000.00          100.00000%               0.00
A-5 Outstanding Writedown         0.00              0.00                0.00               0.00

A-6                               0.00     16,197,000.00          100.00000%               0.00
A-6 Outstanding Writedown         0.00              0.00                0.00               0.00

B-1                               0.00     17,586,000.00          100.00000%               0.00
B-1 Outstanding Writedown         0.00              0.00                0.00               0.00

B-2                               0.00      9,255,770.00          100.00000%               0.00
B-2 Outstanding Writedown         0.00              0.00                0.00               0.00
                                 -----------------------
                                  0.00    180,107,841.34
                                 =======================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE:  June 6, 1997
REMITTANCE REPORT                                     POOL REPORT # 4
REPORTING MONTH:              May, 1997
                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                 Interest Paid
      Certificate       Remittance  Beginning    Current      Total        Interest     Ending     Per $1,000    Cert.      TOTAL
         Class             Rate      Balance     Accrual      Paid         Shortfall   Balance   Denomination    Class  DISTRIBUTION
                        ------------------------------------------------------------------------------------------------------------
A-1                       5,76750%      0.00   159,688.84    159,688.84       0.00       0.00        4.97         A-1   1,161,082.40
A-1  Carryover Interest       0.00      0.00         0.00          0.00       0.00       0.00        0.00
A-1  Writedown Interest       0.00      0.00         0.00          0.00       0.00       0.00        0.00

A-2                       6.40000%      0.00   174,922.67    174,922.67       0.00       0.00        5.33         A-2     174,922.67
A-2  Carryover Interest       0.00      0.00         0.00          0.00       0.00       0.00        0.00
A-2  Writedown Interest       0.00      0.00         0.00          0.00       0.00       0.00        0.00

A-3                       6.65000%      0.00    131,243.29   131,243.29       0.00       0.00        5.54         A-3     131,243.29
A-3  Carryover Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
A-3  Writedown Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00

A-4                       6.85000%      0.00     67,192.79    67,192.79       0.00       0.00        5.71         A-4      67,192.79
A-4  Carryover Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
A-4  Writedown Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00

A-5                       7.12500%      0.00    223,635.94   223,635.94       0.00       0.00        5.94         A-5     223,635.94
A-5  Carryover Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
A-5  Writedown Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00

A-6                       7.45000%      0.00    100,556.38   100,556.38       0.00       0.00        6.21         A-6     100,556.38
A-6  Carryover Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
A-6  Writedown Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00

B-1                       7.45000%      0.00    109,179.75   109,179.75       0.00       0.00        6.21         B-1     109,179.75
B-1  Carryover Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
B-1  Writedown Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00

B-2                       8.02500%      0.00     61,897.96    61,897.96       0.00       0.00        6.69         B-2      61,897.96
B-2  Carryover Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
B-2  Writedown Interest       0.00      0.00          0.00         0.00       0.00       0.00        0.00
                                                                                                               Limited
Limited Guarantee                       0.00          0.00         0.00       0.00       0.00                  Guarantee        0.00

X                                   2,562.94    414,056.38   385,980.96  28,075.42  30,638.36                      X      385,980.96

R                                       0.00          0.00         0.00       0.00       0.00                      R            0.00

Service Fee                             0.00    150,924.36   150,924.36       0.00       0.00                             150,924.36
                                              -----------------------------------------------                           ------------
                                    2,562.94  1,593,298.36 1,565,222.94  28,075.42  30,638.36                           2,566,616.50
                                                                                                                        ============
</TABL

Disbursed as follows:
---------------------------------------------
X Proceeds to Class A-6 Liquidity Account                          0.00
X Proceeds to Class B-1 Liquidity Account                          0.00
Service Fee to Class B-1 Liquidity Account                         0.00
                                                           ------------
                                                           1,565,222.94
                                                           ============
